SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                     Act of 1934(Amendment No.______)

  Filed by the Registrant [  X ]
  Filed by a Party other than the Registrant [    ]

  Check the appropriate box:

  [ X]  Preliminary Proxy Statement
  [  ]  Definitive Proxy Statement
  [  ]  Definitive Additional Materials
  [  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
        Sec. 240.14a-12


  TRADEMARK FUNDS
  (Name of Registrant as Specified In Its Charter)



  Federated Investors
  (Name of Person(s) Filing Proxy Statement)


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        14a-6(j)(2).
  [  ]  $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
  [  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
        and 0-11.
  [  ]  Fee previously paid

        1. Title of each class of securities to which transaction applies:

        2. Aggregate number of securities to which transaction applies:

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           computed pursuant to Exchange Act Rule 0-11:

        4. Proposed maximum aggregate value of transaction:

        Set forth the amount on which the filing fee is calculated and state how it was determined.

  [ ] Check the box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:
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  TRADEMARK FUNDS

  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
  TO BE HELD MAY 6, 1994


       A special meeting of the shareholders of TRADEMARK FUNDS (the "Trust"), will be held on May 6, 1994. The Trust is comprised of four separate investment portfolios: Trademark Equity Fund, Trademark Kentucky Municipal Bond Fund, Trademark Short-Intermediate Government Fund, and Trademark Government Income Fund (individually referred to as a "Portfolio" or collectively as the "Portfolios"). The meeting will be held at the Trust's offices on the 19th Floor of the Federated Investors Tower, Liberty Avenue at Grant Street, Pittsburgh, Pennsylvania 15222-3779 at 2:00 P.M., May 6, 1994, for the following purposes:

       (1) To elect a new Board of Trustees;

       (2) To approve or disapprove a new Investment Advisory Contract between the Trust and Liberty National Bank and Trust Company of Kentucky; and

       (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

       The Trustees have fixed March 28, 1994 as the record date for determination of shareholders entitled to vote at this special meeting.



  By Order of the Trustees

  John W. McGonigle


  April 4, 1994
  Secretary


  SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL
  EXPENSE.

  YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


  TRADEMARK FUNDS
  19th Floor, Federated Investors Tower
  Pittsburgh, Pennsylvania 15222-3779

  PRELIMINARY PROXY STATEMENT

        The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust. The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally at the May 6, 1994 special meeting of shareholders ("Special Meeting"). The cost of preparing and mailing the notice of meeting, the proxy ballot, this proxy statement and any additional proxy material has been or is to be borne by the Trust. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust, of Liberty National Bank and Trust Company of Kentucky (the Trust's adviser), of Federated Services Company (the Trust's transfer agent), or of Federated Administrative Services (the Trust's administrator). In the event that the shareholder signs, dates and returns the proxy ballot but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s).

        On March 28, 1994, the following four Portfolios of the Trust had outstanding the following number of shares of beneficial interest ("Shares"), each Share being entitled to one vote. The total outstanding shares of the Trust consist of:

        Trademark Equity Fund                           _____ Shares
        Trademark Kentucky Municipal Bond Fund          _____ Shares
        Trademark Short-Intermediate Government Fund    _____ Shares
        Trademark Government Income Fund                _____ Shares

        Only shareholders of record at the close of business on March 28, 1994, will be entitled to notice of and to vote at the Special Meeting. A majority of the outstanding Shares of each of the Trademark Equity Fund, Trademark Kentucky Municipal Bond Fund, Trademark Short-Intermediate Government Fund, and Trademark Government Income Fund, represented in person or by proxy, shall be required to constitute a quorum at the Special Meeting.

       For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Trust's Declaration of Trust, the election of Trustees will be determined on the basis of a percentage of the votes cast at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve a new Investment Advisory contract and other matters may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

  ELECTION OF TRUSTEES

        The Trust is managed by a Board of Trustees (the "Board" or "Trustees"). The Board is responsible for managing the Trust's business affairs and for exercising all of the Trust's powers except those reserved for the shareholders. As of the date of this proxy statement, the Board (the "Present Board") consists of eleven Trustees (the "Present Trustees"). All of the Present Trustees have served in that capacity continuously since August 6, 1992.

        The Trust's Board of Trustees recently approved a proposal for the appointment of a new board that would serve in place of the Present Trustees, subject to approval by shareholders of the Trust.

        While the Present Trustees have proposed that the Nominees succeed the Present Board (subject to shareholder approval), the Present Trustees, as of the date of this proxy statement, have not considered any changes in the service providers to the Trust. Liberty National Bank and Trust Company of Kentucky (the "Adviser") will continue to manage the Trust's investments.

        The Present Trustees have nominated the four Nominees listed below to serve as Trustees and to manage the Trust's affairs, subject to shareholder election at the special meeting. The Present Trustees are currently serving as Trustees and will continue to serve in their present capacities until the results of the shareholder vote at the Special Meeting are certified and recorded, and the Nominees will then become Trustees. In the event that the shareholders do not elect the Nominees at the Special Meeting, the Present Trustees will continue to serve in their current capacities, and will consider what action, if any, should be taken.

        At the Special Meeting, votes will be taken on the election of the Nominees to serve as Trustees of the Trust to hold office until the election and qualification of their successors. None of the Nominees is related to one another. None of the Nominees is presently serving as a Trustee of the Trust. All of the Nominees have consented to serve if elected at the Special Meeting. The Nominees will be elected by a plurality of votes cast at the Special Meeting.

  THE NOMINEES

        The Nominees for election as Trustees are listed below with their ages, principal occupations for the past five years, and present positions, including any affiliation with the Adviser or its subsidiaries, Federated Investors, Federated Securities Corp., Federated Services Company, Federated Administrative Services, or the Funds (as such term is defined in the section entitled "The Present Trustees and Officers" of this proxy statement). None of the nominees is affiliated with Banc One Corporation ("Banc One") which is the entity which would control the Adviser upon consummation of the merger described in the section entitled "Approval or Disapproval of a New Investment Advisory Contract ("New Contract").
     _______________________________________________________________

                                    Principal Occupations During the
     Name and Address               Past Five Years and Affiliations
     Age
     Peter C. Marshall              From 1992 to present, DCI
     Marketing,                     51
     2727 W. Good Hope Road         Inc. President and Treasurer.
     Milwaukee, WI 53209            From August 1987 to 1992 has
     served
                                    as an officer in the corporate
     finance
                                    group of Blunt, Ellis & Loewi and
                                    its successor corporation Kemper
                                    Securities, Inc.; since 1985 has
     served
                                    as Trustee of the The One Group.
     Charles I. Post                From July, 1986 to present has
     been self-                     66
                                    employed as a consultant; since
     1985 has
                                    served as Trustee of the The One
     Group.
     John S. Randall                Since 1972 has been self-employed
     as a                           81
                                    management consultant; since 1985
     has
                                    served as Trustee of the The One
     Group.
     Frederick W. Ruebeck           From June, 1988 to present has
     been                           54
                                    Director of Investments, Eli
     Lilly and
                                    Company;  since 1990 has served
                                    as Trustee of the The One Group.




        The Nominees own less than 1% of the Trust's outstanding shares.

        The Present Board is comprised of eleven Trustees, two of whom are deemed to be "interested persons" of the Trust as defined in the Act.
  If the Nominees are elected, the Trust's Board will be comprised of four non-interested Trustees and no interested Trustee(s). The Present Board met four times during the fiscal year ended January 31, 1994, and each of the Present Trustees attended all of the Board meetings. It is anticipated that the Nominees, upon being elected Trustees, will meet at least four times a year at regularly scheduled meetings. The committees, organization and activities of the Present Board are described in the section entitled "The Present Trustees and Officers" in this proxy statement. The Nominees have not yet made any decision with respect to whether to delegate responsibilities to similar committees.

        If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxies will be cast for a substitute candidate by the attorneys named therein, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as an interested Trustee shall be nominated by the Present Board's Executive Committee. The Present Trustees have no reason to believe that any Nominee will become unavailable for election as a Trustee.

        The Trust's annual report for the year ended January 31, 1994 has previously been furnished to the shareholders.

  THE PRESENT BOARD OF TRUSTEES RECOMMENDS THAT
  SHAREHOLDERS ELECT THE NOMINEES



  THE PRESENT BOARD OF TRUSTEES AND OFFICERS

  The Present Trustees and officers are listed with their addresses, principal occupations, and present positions, including any affiliation with Federated Investors, Federated Securities Corp., Federated Services Company, Federated Administrative Services, and the Funds (as defined below).

                                    Principal Occupations
                                    during the past five
       Name and Address            years and Affiliations          Age

       John F. Donahue@*          Chairman and Trustee, Federated  69
        Federated Investors       Investors; Chairman and Trustee,
          Tower                   Federated Advisers, Federated
        Pittsburgh, PA            Management, and Federated
                                  Research; Director, AEtna Life
                                  and Casualty Company; Chief
                                  Executive Officer and Director,
                                  Trustee, or Managing General
                                  Partner of the Funds; formerly,
                                  Director, The Standard Fire
                                  Insurance Company.

    John T. Conroy, Jr.         President, Investment Properties       56
        Wood/IPC Commercial         Corporation; Senior Vice-President,
           Department               John R. Wood and Associates, Inc.,
        John R. Wood and            Realtors; President, Northgate
                                    Associates, Inc., Realtors
                                    Village Development Corporation;
        3255 Tamiami Trail North    General Partner or Trustee in
        Naples, FL                  private real estate ventures in
                                    Southwest Florida; Director,
                                    Trustee, or Managing General
                                    Partner of the Funds; formerly,
                                    President, Naples Property
                                    Management, Inc.

        William J. Copeland         Director and Member of the
                                                                      75
        One PNC Plaza - 23rd Floor  Executive Committee, Michael
        Pittsburgh, PA              Baker, Inc.; Director, Trustee,
                                    or Managing General Partner of
                                    the Funds; formerly, Vice
                                    Chairman and Director, PNC
                                    Bank, N.A., and PNC Bank Corp.
                                    and Director, Ryan Homes, Inc.

        James E. Dowd               Attorney-at-law; Director, The
                                                                       71
        571 Hayward Mill Road       Emerging Germany Fund, Inc.;
        Concord, MA                 Director, Trustee, or Managing
                                    General Partner of the Funds;
                                    formerly, Director, Blue Cross
                                    of Massachusetts, Inc.

        Lawrence D. Ellis, M.D.     Hematologist, Oncologist, and
                                                                        61
        3471 Fifth Avenue           Internist, Presbyterian and
        Suite 1111                  Montefiore Hospitals; Clinical
        Pittsburgh, PA              Professor of Medicine and
                                    Trustee, University of
                                    Pittsburgh; Director, Trustee,
                                    or Managing General Partner of
                                    the Funds.

        Edward L. Flaherty, Jr.@    Attorney-at-law; Partner, Meyer
                                                                           69
        5916 Penn Mall              and Flaherty; Director, Eat'N
        Pittsburgh, PA              Park Restaurants, Inc., and
                                    Statewide Settlement Agency,
                                    Inc.; Director, Trustee, or
                                    Managing General Partner of
                                    the Funds; formerly, Counsel,
                                    Horizon Financial, F.A.,
                                    Western Region.

        Edward C. Gonzales *        President and Treasurer of the
                                                                          64
        Federated Investors         Trust; Trustee, Federated Investors;
          Tower                     staff member, Federated
        Pittsburgh, PA              Securities Corp. and Federated
                                    Administrative Services.

        Peter E. Madden             Consultant; State Representative,
                                                                          51
        225 Franklin Street         Commonwealth of Massachusetts;
        Boston, MA                  Director, Trustee, or Managing
                                    General Partner of the Funds;
                                    formerly, President, State Street
                                    Bank and Trust Company and
                                    State Street Boston Corporation
                                    and Trustee, Lahey Clinic
                                    Foundation, Inc.

        Gregor F. Meyer             Attorney-at-law; Partner, Meyer
                                                                            67
        5916 Penn Mall              and Flaherty; Chairman, Meritcare,
        Pittsburgh, PA              Inc.; Director, Eat'N Park
                                    Restaurants, Inc.; Director,
                                    Trustee,
                                    or Managing General Partner of the
                                    Funds; formerly, Vice Chairman,
                                    Horizon Financial, F.A.

        Wesley W. Posvar            Professor, Foreign Policy and
                                                                        68
        1202 Cathedral of           Management Consultant; Trustee,
          Learning                  Carnegie Endowment for
        University of Pittsburgh    International Peace, RAND
        Pittsburgh, PA              Corporation, Online Computer
                                    Library Center, Inc., and U.S.
                                    Space Foundation; Chairman,
                                    Czecho Slovak Management
                                    Center; Director, Trustee, or
                                    Managing General Partner of the
                                    Funds; President Emeritus,
                                    University of Pittsburgh; formerly,
                                    Chairman, National Advisory
                                    Council for Environmental Policy
                                    and Technology.

        Marjorie P. Smuts           Public relations/marketing
                                                                          58
        4905 Bayard Street          consultant; Director, Trustee,
        Pittsburgh, PA              or Managing General Partner of
                                    the Funds.


  * This Trustee is deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.

  @ Member of the Trust's Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.

        "The Funds" and "Funds" mean the following investment companies:
  A. T. Ohio Municipal Money Fund; American Leaders Fund, Inc.; Annuity Management Series; Automated Cash Management Trust; Automated Government Money Trust; The Boulevard Funds; California Municipal Cash Trust; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; FT Series, Inc.; Federated ARMs Fund; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated Growth Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Intermediate Government Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Intermediate Government Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated U.S. Government Bond Fund; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust; Insight Institutional Series, Inc.; Insurance Management Series; Intermediate Municipal Trust; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Mark Twain Funds; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; New York Municipal Cash Trust; 111 Corcoran Funds; The Peachtree Funds; The Planters Funds; Portage Funds; RIMCO Monument Funds; The Shawmut Funds; Short-Term Municipal Trust; Signet Select Funds; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free Instruments Trust; Trademark Funds; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations.

        During the fiscal year ended January 31, 1994, there were four meetings of the Board of Trustees. The Trustees did not receive fees from the Trust. All Trustees were reimbursed for expenses for attendance at the meeting.

        Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

        Messrs. Flaherty, Copeland, and Dowd serve on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended January 31, 1994, there were five meetings of the Audit Committee. All of the members of the Audit Committee were present at the meetings. Audit Committee members did not receive fees from the Trust.

        The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office at the Trustees' pleasure and until qualification of his successor. The names, addresses and ages of the executive officers of the Trust who are not listed above under "Election of Trustees" and their principal occupations during the last five years are as follows:

                                    Principal Occupations
                                    during the past five
        Name and Address            years and Affiliations              Age

        J. Christopher Donahue       Vice President of the Trust;
                                     President                           44
        Federated Investors          and Trustee, Federated Investors;
        Trustee,
            Tower                    Federated Advisers, Federated
                                     Manage-
        Pittsburgh, PA               ment, and Federated Research;
                                     President
                                     and Trustee, Federated
                                     Administrative
                                     Services; President or Vice
                                     President of
                                     the Funds; Director, Trustee, or
                                     Managing
                                     General Partner of some of the
                                     Funds. Mr.
                                     Donahue is the son of John F.
                                     Donahue,
                                     Chairman and Trustee of the Trust.

        Richard B. Fisher           Vice President of the Trust;
                                    Executive                                70
        Federated Investors         Vice President and Trustee,
        Federated
             Tower                  Investors; Chairman and Director,
        Pittsburgh, PA              Federated Securities Corp.;
                                    President or
                                    Vice President of the Funds;
                                     Director or
                                    Trustee of some of the Funds.

        John W. McGonigle           Vice President and Secretary of the
                                    Trust;                                  55
        Federated Investors         Vice President, Secretary, General
                                    Counsel,
             Tower                  and Trustee, Federated Investors;
                                    Vice
        Pittsburgh, PA              President, Secretary, and Trustee,
                                    Federated
                                    Advisers, Federated Management, and
                                    Federated Research; Trustee,
                                    Federated
                                    Services Company; Executive Vice
                                    President, Secretary, and Trustee,
                                    Federated
                                    Administrative Services; Director
                                    and
                                    Executive Vice President, Federated
                                    Securities Corp.; Vice President and
                                    Secretary of the Funds.

        John A. Staley, IV          Vice President of the Trust; Vice
                                    President                             50
        Federated Investors         and Trustee, Federated Investors;
             Tower                  Executive Vice President, Federated
        Pittsburgh, PA              Securities Corp.; President and
                                    Trustee,
                                    Federated Advisers, Federated
                                    Management,
                                    and Federated Research; Vice
                                    President of
                                    the Funds; Director, Trustee, or
                                    Managing
                                    General Partner of some of the
                                    Funds;
                                    formerly, Vice President, The
                                    Standard Fire
                                    Insurance Company and President of
                                    its
                                    Federated Research Division.


        Craig P. Churman            Vice President and Assistant
                                    Treasurer of                36
        Federated Investors         the Trust; Vice President, Federated
             Tower                  Administrative Services; Vice
                                    President
        Pittsburgh, PA              and Assistant Treasurer of some of
                                    the Funds.

        Officers and Trustees own less than 1% of the Trust's outstanding shares.

        Federated Administrative Services is the Trust's administrator. For the fiscal year ended January 31, 1994, administrative fees were $381,095.

        In addition, John A. Staley, IV, an officer of the Trust, holds approximately 15% of the outstanding common stock and serves as a Director of Commercial Data Services, Inc., a company which provides computer processing services to Federated Administrative Services and Federated Administrative Services, Inc. For the fiscal year ended January 31, 1994, Federated Administrative Services paid approximately $161,054 for services provided by Commercial Data Services, Inc. to a number of investment companies, including the Trust.

        Federated Securities Corp., the principal underwriter for the Trust, and Federated Administrative Services are both wholly-owned subsidiaries of Federated Investors. Their address is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.




  APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT
  ADVISORY CONTRACT ("NEW CONTRACT")

       Liberty National Bank and Trust Company of Kentucky, 416 West Jefferson Street, Louisville, Kentucky 40202, has served as investment adviser to the Trust pursuant to an investment advisory contract dated December 1, 1992 (the "Present Contract"). The Adviser is a wholly-owned subsidiary of Liberty National Bancorp, Inc. ("Liberty Bancorp"), the largest independent bank holding company headquartered in Kentucky. Liberty Bancorp conducts a wide range of commercial and personal banking activities through its eight subsidiary financial institutions located throughout Kentucky and southern Indiana and, through its non-banking subsidiaries, provides life insurance, leasing, brokerage and retail loan services.

        On November 2, 1993, Liberty Bancorp and Banc One signed a definitive Merger Agreement ("Merger Agreement"). Consummation of the transaction contemplated by the Merger Agreement, as it may be amended from time to time (the "Merger"), will cause the Adviser to become an indirect wholly-owned subsidiary of Banc One. Such a change in ownership of the Adviser would automatically terminate the Present Contract in accordance with its terms as required by the 1940 Act. Thus, in order to ensure continuity in the provision of investment advisory services to the Trust, approval of the New Contract by the shareholders of the Trust is being sought.

       On February 23, 1994, the Trustees of the Trust, including a majority of the Trustees who are not interested Trustees, approved the New Contract with the Adviser to act as the Trust's investment adviser. The terms of the New Contract are substantially similar in all material respects to the Present Contract, except for the effective date which, in the case of the New Contract, will be the date of the consummation of the Merger (the "Closing Date"). It is currently expected that the Closing Date will occur on or before October 15, 1994.

       Copies of the Present Contract and the New Contract appear as Exhibits A and B, respectively, to this proxy statement.

       As under the terms of the Present Contract, the New Contract provides that, subject to the direction of the Board of Trustees, the Adviser will provide investment research, advice, management, and supervision of the investments of the Trust and will conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of the Trust's assets. For its services, the Adviser is entitled to receive annual investment advisory fees as follows:

        Trademark Equity Fund                                    .85 of 1%
        of average daily net assets
        Trademark Kentucky Municipal
              Bond Fund
        .50 of 1% of average daily net assets
        Trademark Short-Intermediate
              Government Fund
        .60 of 1% of average daily net assets
        Trademark Government Income Fund                        .60 of 1%
        of average daily net assets

       Both the Present Contract and the New Contract provide that the Trust shall pay all of its own expenses. These expenses include expenses of administrative personnel and services provided to the Trust by Federated Administrative Services at an annual rate as described in the Trust's prospectus. Both the Present Contract and the New Contract provide that the Adviser may, from time to time, and for such periods as it deems appropriate, reduce its compensation by voluntarily limiting the expenses of the Trust. For the period from February 22, 1993 (date of initial public investment) to July 31, 1993, the Adviser earned investment advisory fees as follows:

   Trademark Equity Fund: $317,669 of which $165,268 was waived.

   Trademark Kentucky Municipal Bond Fund: $70,642, all of which was waived.

   Trademark Short-Intermediate Government Fund: $101,586 of which $51,426 was waived.

   Trademark Government Income Fund: $183,176 of which $61,799 was waived.

       If approved by shareholders at this Special Meeting, the New Contract will continue for two years after it takes effect, unless terminated, and may be continued from year to year thereafter by the Board of Trustees. The continuation of the New Contract must be approved by a majority vote of the Trustees, including a majority of the Trustees who are not interested Trustees, cast in person at a meeting called for that purpose. The Adviser has the right, in any year, to notify the Trust in writing at least 60 days before the New Contract anniversary date that it does not desire a renewal of the New Contract. The Trustees, or a majority of the outstanding voting shares of the Trust, may terminate the New Contract at any time without penalty by giving the Adviser 60 days' written notice. The New Contract may not be assigned by the Adviser and shall terminate automatically in the event of an assignment. The New Contract provides that it may be amended by a vote of both a majority of the Trustees, including a majority of the Trustees who are not interested Trustees, and on behalf of a Portfolio by the holders of a majority of the outstanding voting shares of each Portfolio.

       As the Present Contract does, the New Contract provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of the Adviser under the New Contract, the Adviser shall not be liable to the Trust or to any shareholder for any act or omission in the course of, or connected in any way with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

       The Trustees of the Trust, including the Trustees who are not interested Trustees, reviewed and unanimously approved the New Contract and directed that it be submitted to shareholders for their approval.

       Approval of the New Contract with respect to each Portfolio requires the affirmative vote of: (a) 67% or more of the shares of the Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding shares of that Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares of that Portfolio, whichever is less. If the New Contract is approved by shareholders of one or more Portfolios and the Merger is consummated, the New Contract will be executed and become effective with respect to such Portfolio(s) on the Closing Date. In the event the Merger is not consummated, the Present Contract will continue in accordance with its terms. If the Merger is consummated and if the New Contract is not approved by the shareholders of any Portfolio , the Present Contract will terminate and the Board of Trustees will consider what actions should be taken, including but not limited to requesting that the Adviser perform investment advisory services at cost until a new investment advisory contract is approved by the shareholders of that Portfolio .

       There are various conditions precedent to the consummation of the Merger including approval of the shareholders of Liberty Bancorp, and approval of regulatory authorities. The Merger Agreement may be terminated and the Merger abandoned at any time prior to the Closing Date by the mutual consent of Liberty National and Banc One or upon the occurrence of other events specified in the Merger Agreement.

  TRUSTEES' RECOMMENDATIONS AND OTHER INFORMATION

       The New Contract was unanimously approved by the Board of Trustees of the Trust including those Trustees who are not interested persons of the Trust as that term is defined in the 1940 Act at a meeting held on February 23, 1994. By approving the New Contract, the Trustees have acted in what they believe to be the best interest of the shareholders of the Trust. The Trustees have received from the Adviser and reviewed such information as the Trustees believe to be relevant to the Trustees' considerations. In connection with the approval of the New Contract, the Trustees were advised by the Adviser that those persons currently responsible for management of the Trust's assets and administration of the Trust will have similar responsibilities to the Trust's subsequent to consummation of the Merger. The Adviser also advised the Trustees that Banc One intends to examine all mutual fund activities of the combined entities subsequent to consummation of the Merger, and that management of the Trust would be involved in the examinations of these activities. Accordingly, the Adviser has advised the Trustees that it is unable to predict whether changes will be recommended which would materially impact the Trust's operations or when such changes, if recommended, would be proposed. Nevertheless, the Trustees, including all members of the Board of Trustees who are not interested persons of the Trust concluded that the Adviser is fully capable of performing the services contemplated by the New Contract and recommended that the New Contract be approved by the shareholders of the Trust.

       The 1940 Act provides that in connection with the sale of any interest in an investment adviser which results in the "assignment" of an investment advisory contract, an investment adviser of a registered investment company such as the Trust, or an affiliated person of such investment adviser, may receive any amount or benefit if (i) for a period of three years after the sale, at least 75% of the members of the Board of Trustees of the investment company are not interested persons of the investment adviser or the predecessor adviser, and (ii) there is no "unfair burden" imposed on the investment company as a result of such sale or any express or implied terms, conditions or understanding applicable thereto. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transaction, whereby the investment adviser or its predecessor or successor investment advisers, or any interested persons of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. This provision of the 1940 Act was enacted by Congress in 1975 to make it clear that an investment adviser (or an affiliated person of the adviser) can realize a profit on the sale of the adviser's business subject to the two safeguards described above. The Board of Trustees of the Trust has requested and received assurances from the Adviser that no "unfair burden" will be imposed on the Trust as a result of the proposed transaction.

  Banc One Corporation

       Banc One Corporation, a bank holding company, is a financial services company headquartered at (ADDRESS). At September 30,1993, Banc One had an asset base of $76.5 billion, with over 78 banks with 1,320 banking offices in Arizona, California, Colorado, Illinois, Indiana, Kentucky, Michigan, Ohio, Texas, Utah, West Virginia and Wisconsin.
  Banc One Corporation's major business activities include providing traditional banking and associated financial services to consumer, business, and commercial markets. Banc One also operates several additional corporations that engage in data processing, venture capital, investment and merchant banking, trust, brokerage, investment management, equipment leasing, mortgage banking, consumer finance and insurance.
       Banc One Investment Advisors Corporation ("BOIA") is a wholly-owned indirect subsidiary of Banc One Corporation, BOIA acts as investment adviser to the One Group, a family of 31 mutual funds. The following schedule lists the advisory fees for each of the One Group Funds and their approximate net assets , in parentheses, as of December 31, 1993.

                                          Net Assets as of         Advisory
        Name of Fund                      December 31, 1993        Fee

  The U.S. Treasury Securities            $707,827,000               .35%
    Money Market Fund
  The Prime Money Market Fund             $1,232,811,000             .35%
  The Municipal Money Market Fund         $302,410,000               .35%
  The Ohio Municipal                      $50,104,000                .30%
     Money Market Fund
  The Income Equity Fund                  $229,566,000               .74%
  The Disciplined Value Fund              $339,573,000               .74%
  The Small Company Growth Fund           $342,591,000               .74%
  The Blue Chip Equity Fund               $120,695,000               .74%
  The International Equity                $93,100,000                .55%
     Index Fund
  The Equity Index Fund                   $140,004,000               .30%
  The Large Company Value Fund            $136,615,000               .74%
  The Large Company Growth Fund           $ 0                        .74%
  The Income Bond Fund                    $557,044,000               .60%
  The Limited Volatility Bond Fund        $447,013,000               .60%
  The Intermediate Bond Fund              $ 0                        .60%
  The Government Bond Fund                $148,539,000               .45%
  The Government ARM Fund                 $235,933,000               .55%
  The Short-Term Global Bond Fund         $24,947,000                .60%
  The Asset Allocation Fund               $41,649,000                .65%
  The Tax-Free Bond Fund                  $130,514,000               .45%
  The Intermediate Tax-Free               $193,142,000               .60%
     Bond Fund
  The Ohio Municipal Bond Fund            $116,459,000               .60%
  The Texas Tax-Free Bond Fund            $ 0                        .60%
  The West Virginia Tax-Free              $ 0                        .60%
     Bond Fund
  The Kentucky Tax-Free Bond Fund         $ 0                        .60%
  The Arizona Tax-Free Bond Fund          $ 0                        .60%
  The Treasury Money Market Fund          $ 0                        .08%
  The Treasury Only                       $198,912,000               .08%
     Money Market Fund
  The Government                          $497,353,000               .08%
     Money Market Fund
  The Tax Exempt                          $ 0                        .08%
     Money Market Fund
  The Institutional Prime                 $ 0                        .08%
     Money Market Fund

       The principal executive officers and directors of BOIA are:

  Name                Position with BOIA

  David J. Kundert        Director, President and
                          Chief Executive Officer
  Philip J. Hunt          Chief Financial Officer
  Matthew S. Hardin       Director
  E. Lynn Plaster         Director
  Garrett H. Jamison      Director
  William B. Naryka       Director
  William C. Wemer        Director
  John G. Alexander       Director
  Paul F. Walsh           Director

  Each of the above is employed by Banc One Corporation and/or one or more of its direct or indirect subsidiaries. None have other substantial business, professional, vocational, or employment activities.


  Liberty National Bank and Trust Company of Kentucky

       The Adviser is a national bank tracing its origins to 1854. The Adviser has been managing trust assets for over 100 years with approximately $2.7 billion in managed assets as of July 31, 1993. The Adviser has served as investment adviser to the Trademark Funds since their inception in February, 1993. The Adviser has not previously served as an investment adviser to a mutual fund.

        Clarence V. Lee is the manager of the Short-Intermediate Government Fund and the Government Income Fund, and is a senior Vice
  President for the Adviser.   Mr. Lee has been an investment analyst for
  over 35 years and has been responsible for the management of fixed income portfolios of the Adviser for the past ten years. Prior to joining the Adviser, he held the position of economist at Old Kent Financial Corporation. Mr. Lee is a Chartered Financial Analyst and a graduate of Yale University.

        Jacqueline M. Tytus manages the Equity Fund, and is also responsible for all equity investment research in the Trust Division of the Adviser, where she is a Senior Vice President. Prior to joining the Adviser in 1992, she was Vice President and Director of the Investment Strategy Group at Citizens Fidelity Bank and Trust Company of Louisville, where she served for ten years. Ms. Tytus earned her MBA at Webster University, is a Chartered Financial Analyst, and is a past president of the Louisville Society of Financial Analysts.

  Ronald M. Holt is the manager of the Kentucky Municipal Bond Fund and is an Executive Vice President for the Adviser. Mr. Holt is a Certified Financial Planner, Certified Trust and Financial Adviser, and has more then 20 years experience in the fixed income securities markets. Prior to joining the Adviser in 1990, he held the position of director and executive vice president at First American Trust Company. Mr. Holt is a Chartered Financial Analyst candidate and is a graduate of Virginia Polytechnic Institute.


        The principal executive officers and directors of the Adviser are:

                                           Other Substantial
                      Position with        Business,
                                           Profession,
  Name                the Adviser          Vocation or
                                           Employment

  Malcolm B. Chancey, Jr. Chairman of the Board,     None
                          Chief Executive Officer
                          and Director

  R. K. Guillaume         President, Director        None

  Ronald M. Holt          Executive Vice President   None

  W. LeGrande Rives       Executive Vice President   None

  Jack H. Shipman         Executive Vice President   None
                                           Other Substantial
                      Position with        Business,
                                           Profession,
  Name                the Adviser          Vocation or
                                           Employment

  Carl R. Page            Executive Vice President,  None
                          Secretary

  Carl E. Weigel          Executive Vice President,  None
                          Cashier, and Comptroller

  Stanley S. Dickson      Director                 Former President,
                                                    Kentucky Division
                                                    South Central Bell
                                                    Telephone Company

  Charles H. Dishman III  Director                 President, Tri-City
                                                    Oldsmobile, Inc.

  Wallace H. Dunbar       Director                 Chairman of the Board,
                                                    Americo Group

  Owsley Brown Frazier    Director                 Vice Chairman,
                                                    Brown-Forman
                                                    Corporation

  George E. Gans III      Director                 President and Chief
                                                    Executive Officer,
                                                    Paul Semonin Company

  George N. Gill          Director                 Former President and
                                                    Publisher,
                                                    Courier-Journal and
                                                    Louisville Times
                                                    Company

  Frank B. Hower          Director                 Former Chairman of the
                                                    Board, Liberty
                                                    National Bancorp, Inc.

  Nancy Lampton           Director                 Chairman of the Board,
                                                    American Life and
                                                    Accident Insurance
                                                    Company of Kentucky

  Leonard E. Lyles        Director                 President, Lyles
                                                    Enterprises, Inc.

  Martin S. Margulis      Director                 President, Bacon & Son

  James W. McDowell, Jr.  Director                 President, McDowell
                                                    Associates

  John C. Nichols II      Director                 Vice Chairman,
                                                    National Records
                                                    Management Corporation

  Gouverneur H. Nixon     Director                 Chairman of the Board,
                                                    The Williamson Group,
                                                    Inc.

  Joseph W. Phelps        Director                 Former Chairman of the
                                                    Board, Liberty
                                                    National Bancorp, Inc.
                                           Other Substantial
                      Position with        Business,
                                           Profession,
  Name                the Adviser          Vocation or
                                           Employment

  Cyrus S. Radford, Jr.   Director                 President, The Radford
                                                    Company

  Max L. Shapira          Director                 Executive Vice
                                                    President, Heaven Hill
                                                    Distilleries, Inc. and
                                                    Vice President,
                                                    Shapira Corporation

  Dr. Robert L. Taylor    Director                 Dean, School of
                                                    Business, University
                                                    of Louisville


  PORTFOLIO TRANSACTIONS

        All portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Subject to review by the Board of Trustees, the Adviser makes decisions on and selects brokers or dealers for portfolio transactions. The Board of Trustees periodically reviews and monitors the investment adviser's performance. The purchase of money market instruments from and their sale to dealers are executed with recognized dealers in these money market instruments except when a better execution and price can be obtained elsewhere.

        The Adviser may select brokers and dealers who, in addition to meeting the above requirements, also furnish brokerage and research services. These services may include advice as to the advisability of investing in securities, security analyses and reports, economic studies, industry studies, receipt of quotations for portfolio valuations and similar services. These services may be furnished either directly to the Trust, to the Adviser, to advisers who are affiliates of the Adviser or to accounts advised by those companies. The brokers and dealers who execute portfolio transactions selected for the above reasons may also sell shares of the Trust and certain other affiliated funds. The fact that a broker or dealer may sell shares of the Trust or any other fund is not a criterion used by the Adviser in selecting a broker or dealer to execute portfolio transactions on behalf of the Trust.

        The Adviser, in selecting brokers or dealers to execute portfolio transactions, exercises reasonable business judgment and determines in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided by such persons, viewed in terms of the overall responsibilities of the Adviser and its affiliated companies with respect to the Trust itself and the other accounts to which they render investment advice. As a practical matter, the benefits inuring to these companies or accounts are not divisible. To the extent that the receipt of the above-described services may supplant services for which the Adviser might otherwise have paid, it would, of course, tend to reduce its expenses. The same is true of services furnished to the Trust and in turn made available by the Trust to the Adviser or its affiliates. The Adviser does not lower its fee as a consequence of receiving such services.

  THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT
  THE SHAREHOLDERS APPROVE THE NEW INVESTMENT
  ADVISORY CONTRACT



  OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

        While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Special Meeting.

        If at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

        The following list indicates the beneficial ownership of the shareholders who, to the best knowledge of the Trust, are the beneficial owners of more than 5% of the outstanding Shares of the Trust as of March 28, 1994:

  [to be inserted]


        If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

  By Order of the Trustees

  John W. McGonigle
  Secretary

  April 4, 1994


  EXHIBIT A ("PRESENT CONTRACT")

  TRADEMARK FUNDS

  INVESTMENT ADVISORY CONTRACT

        This Contract is made this 1st day of December, 1992, between Liberty National Bank and Trust Company of Louisville, a national banking association having its principal place of business in Louisville, Kentucky (the "Adviser"), and Trademark Funds, a
  Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

        WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 and is registered as such with the Securities and Exchange Commission; and

        WHEREAS Adviser is engaged in the business of rendering investment advisory and management services.

        NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

  1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust for which the Trust executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

  2. Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

  3     Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and shares ("Shares") of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

  4. Each of the Funds shall pay to Adviser, for all services rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

  5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

  6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

  7. This contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this contract) for two years from the date of this contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust), cast in person at a meeting called for that purpose; and
  (b) Adviser shall not have notified a Fund in writing at least sixty
  (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

  8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty (60) days' written notice to Adviser.

  9. This Contract may not be assigned and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

  10. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder of any of the Funds for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

  11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund.

  12. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Adviser to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

  13. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

  14. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

  15. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

  16. The parties hereto acknowledge that the Adviser has reserved the right to grant the non-exclusive use of the name "Trademark" or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor or other business enterprise, and to withdraw from the Trust and one or more of the Funds the use of the name "Trademark." The name "Trademark" will continue to be used by the Trust and each Fund so long as such use is mutually agreeable to the Adviser and the Trust.

  17. The Trust and each of the Funds hereby agree to give Adviser, and its employees, accountants, attorneys and other authorized representatives, full access during all mutually agreeable times to all the premises, properties, books and records (including without limitation, all corporate minutes and account transfer records) of the Trust and each of the Funds, and to furnish Adviser with such financial and operating data, analyses and other information of any kind respecting the Trust and each of the Funds as Adviser shall from time to time reasonably request; provided, however, that, to the extent that any of the foregoing also contains or makes reference to information regarding other trusts or funds for which Federated Administrative Services acts as administrator or as to which Federated acts as adviser, such books, records, data, etc., shall be edited to delete all material relating or referring to such other trusts or funds.
  INVESTMENT ADVISORY CONTRACT

  EXHIBIT A

  Trademark Equity Fund

        For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.85 of 1% of the average daily net assets of the Fund.

        The portion of the fee based upon average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.85 of 1% applied to the daily net assets of the Fund.

        The advisory fee so accrued shall be paid to Adviser daily.

        Witness the due execution hereof this first day of December, 1992.

  Attest:                        LIBERTY NATIONAL BANK & TRUST
                                 COMPANY OF LOUISVILLE

  /s/ Carl Page                  By:/s/Ronald M. Holt
  Secretary                         Vice President


  Attest:                        TRADEMARK FUNDS

  /s/S. Elliott Cohan            By:/s/John W. McGonigle
  Assistant Secretary               Vice President
  INVESTMENT ADVISORY CONTRACT

  EXHIBIT B

  Trademark Government Income Fund

        For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.60 of 1% of the average daily net assets of the Fund.

        The portion of the fee based upon average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.60 of 1% applied to the daily net assets of the Fund.

        The advisory fee so accrued shall be paid to Adviser daily.

        Witness the due execution hereof this first day of December, 1992.

  Attest:                        LIBERTY NATIONAL BANK & TRUST
                                 COMPANY OF LOUISVILLE

  /s/ Carl Page                  By:/s/Ronald M. Holt
  Secretary                         Vice President


  Attest:                        TRADEMARK FUNDS

  /s/S. Elliott Cohan            By:/s/John W. McGonigle
  Assistant Secretary               Vice President
  INVESTMENT ADVISORY CONTRACT

  EXHIBIT C

  Trademark Kentucky Municipal Bond Fund

        For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.50 of 1% of the average daily net assets of the Fund.

        The portion of the fee based upon average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.50 of 1% applied to the daily net assets of the Fund.

        The advisory fee so accrued shall be paid to Adviser daily.

        Witness the due execution hereof this first day of December, 1992.
  Attest:                        LIBERTY NATIONAL BANK & TRUST
                                 COMPANY OF LOUISVILLE

  /s/ Carl Page                  By:/s/Ronald M. Holt
  Secretary                         Vice President


  Attest:                        TRADEMARK FUNDS

  /s/S. Elliott Cohan            By:/s/John W. McGonigle
  Assistant Secretary               Vice President
  INVESTMENT ADVISORY CONTRACT

  EXHIBIT D

  Trademark Short-Intermediate Government Fund

        For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.60 of 1% of the average daily net assets of the Fund.

        The portion of the fee based upon average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.60 of 1% applied to the daily net assets of the Fund.

        The advisory fee so accrued shall be paid to Adviser daily.

        Witness the due execution hereof this first day of December, 1992.

  Attest:                        LIBERTY NATIONAL BANK & TRUST
                                 COMPANY OF LOUISVILLE

  /s/ Carl Page                  By:/s/Ronald M. Holt
  Secretary                         Vice President


  Attest:                        TRADEMARK FUNDS

  /s/S. Elliott Cohan            By:/s/John W. McGonigle
  Assistant Secretary               Vice President

  EXHIBIT B ("NEW CONTRACT")

  TRADEMARK FUNDS

  INVESTMENT ADVISORY CONTRACT

        This Contract is made this __ day of _______, 1994, between Liberty National Bank and Trust Company of Kentucky, a national banking association having its principal place of business in Louisville, Kentucky (the "Adviser"), and Trademark Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

        WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 and is registered as such with the Securities and Exchange Commission; and

        WHEREAS Adviser is engaged in the business of rendering investment advisory and management services.

        NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

  1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust for which the Trust executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

  2. Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

  3     Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and shares ("Shares") of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

  4. Each of the Funds shall pay to Adviser, for all services rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

  5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

  6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

  7. This contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this contract) for two years from the date of this contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust), cast in person at a meeting called for that purpose; and
  (b) Adviser shall not have notified a Fund in writing at least sixty
  (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

  8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty (60) days' written notice to Adviser.

  9. This Contract may not be assigned and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

  10. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder of any of the Funds for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

  11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund.

  12. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Adviser to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

  13. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

  14. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

  15. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

  16. The parties hereto acknowledge that the Adviser has reserved the right to grant the non-exclusive use of the name "Trademark" or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor or other business enterprise, and to withdraw from the Trust and one or more of the Funds the use of the name "Trademark." The name "Trademark" will continue to be used by the Trust and each Fund so long as such use is mutually agreeable to the Adviser and the Trust.

  17. The Trust and each of the Funds hereby agree to give Adviser, and its employees, accountants, attorneys and other authorized representatives, full access during all mutually agreeable times to all the premises, properties, books and records (including without limitation, all corporate minutes and account transfer records) of the Trust and each of the Funds, and to furnish Adviser with such financial and operating data, analyses and other information of any kind respecting the Trust and each of the Funds as Adviser shall from time to time reasonably request; provided, however, that, to the extent that any of the foregoing also contains or makes reference to information regarding other trusts or funds for which Federated Administrative Services acts as administrator or as to which Federated acts as adviser, such books, records, data, etc., shall be edited to delete all material relating or referring to such other trusts or funds.
  INVESTMENT ADVISORY CONTRACT

  EXHIBIT A

  Trademark Equity Fund

        For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.85 of 1% of the average daily net assets of the Fund.

        The portion of the fee based upon average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.85 of 1% applied to the daily net assets of the Fund.

        The advisory fee so accrued shall be paid to Adviser daily.

        Witness the due execution hereof this ___ day of _________, 1994.

  Attest:                        LIBERTY NATIONAL BANK AND TRUST
                                 COMPANY OF KENTUCKY

                                 By:
  Secretary                         Vice President


  Attest:                        TRADEMARK FUNDS

                                 By:
  Assistant Secretary               Vice President
  INVESTMENT ADVISORY CONTRACT

  EXHIBIT B

  Trademark Government Income Fund

        For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.60 of 1% of the average daily net assets of the Fund.

        The portion of the fee based upon average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.60 of 1% applied to the daily net assets of the Fund.

        The advisory fee so accrued shall be paid to Adviser daily.

        Witness the due execution hereof this ___ day of _________, 1994.

  Attest:                        LIBERTY NATIONAL BANK AND TRUST
                                 COMPANY OF KENTUCKY

                                 By:
  Secretary                         Vice President


  Attest:                        TRADEMARK FUNDS

                                 By:
  Assistant Secretary               Vice President
  INVESTMENT ADVISORY CONTRACT

  EXHIBIT C

  Trademark Kentucky Municipal Bond Fund

        For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.50 of 1% of the average daily net assets of the Fund.

        The portion of the fee based upon average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.50 of 1% applied to the daily net assets of the Fund.

        The advisory fee so accrued shall be paid to Adviser daily.

        Witness the due execution hereof this ___ day of _________, 1994.

  Attest:                        LIBERTY NATIONAL BANK AND TRUST
                                 COMPANY OF KENTUCKY

                                 By:
  Secretary                         Vice President


  Attest:                        TRADEMARK FUNDS

                                 By:
  Assistant Secretary               Vice President
  INVESTMENT ADVISORY CONTRACT

  EXHIBIT D

  Trademark Short-Intermediate Government Fund

        For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.60 of 1% of the average daily net assets of the Fund.

        The portion of the fee based upon average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.60 of 1% applied to the daily net assets of the Fund.

        The advisory fee so accrued shall be paid to Adviser daily.

        Witness the due execution hereof this ___ day of _________, 1994.

  Attest:                        LIBERTY NATIONAL BANK AND TRUST
                                 COMPANY OF KENTUCKY

                                 By:
  Secretary                         Vice President


  Attest:                        TRADEMARK FUNDS

                                 By:
  Assistant Secretary               Vice President



  TRADEMARK EQUITY FUND
  FOR SPECIAL MEETING OF SHAREHOLDERS MAY 6, 1994

  KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of TRADEMARK FUNDS hereby appoint Marjorie B. Sellers, Mason Douglas, Christina A. Spangler, Scott A. Tretter, Craig Churman and C. Grant Anderson, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares of TRADEMARK FUNDS, which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on May 6, 1994, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 P.M. and at any adjournment thereof.

  Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

  PROPOSALS

       (1)   To elect a new Board of Trustees;

       (2) To approve or disapprove a proposed Investment Advisory Contract between the Trust and Liberty National Bank and Trust Company of Kentucky; and

       (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this card. IF NO CHOICE IS INDICATED FOR ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED.

  PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. PLACE THE MAIL-IN STUB SO THAT THE RETURN ADDRESS, LOCATED ON THE REVERSE SIDE OF THE BALLOT, APPEARS THROUGH THE WINDOW OF THE ENVELOPE.

  RECORD DATE SHARES
  Please sign EXACTLY as your name(s) appear below. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all parties should sign.

  TRADEMARK EQUITY FUND
      PROXY VOTING MAIL-IN STUB

                          PROPOSAL 1: ELECTION OF TRUSTEES. To withhold authority to vote for a nominee, strike a line through the nominee's name below:
                          ____ FOR all nominees listed below
                          ____ Vote withheld for all nominees listed below
                          ____ FOR all nominees listed below (except as marked to the contrary below)
                             ____ Peter C. Marshall
                             ____ Charles I. Post
                             ____ John S. Randall
                             ____ Frederick W. Ruebeck

                          PROPOSAL 2: APPROVAL OF PROPOSED INVESTMENT
                          ADVISORY CONTRACT.

                          2) FOR ____   AGAINST ____   ABSTAIN ____

  Dated: _______________, 19__

  ___________________________
  ___________________________
  Signature(s) of Shareholders(s)
  TRADEMARK KENTUCKY MUNICIPAL BOND FUND
  FOR SPECIAL MEETING OF SHAREHOLDERS MAY 6, 1994

  KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of TRADEMARK FUNDS hereby appoint Marjorie B. Sellers, Mason Douglas, Christina A. Spangler, Scott A. Tretter, Craig Churman and C. Grant Anderson, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares of TRADEMARK FUNDS, which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on May 6, 1994, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 P.M. and at any adjournment thereof.

  Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

  PROPOSALS

       (1)   To elect a new Board of Trustees;

       (2) To approve or disapprove a proposed Investment Advisory Contract between the Trust and Liberty National Bank and Trust Company of Kentucky; and

       (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this card. IF NO CHOICE IS INDICATED FOR ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED.

  PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. PLACE THE MAIL-IN STUB SO THAT THE RETURN ADDRESS, LOCATED ON THE REVERSE SIDE OF THE BALLOT, APPEARS THROUGH THE WINDOW OF THE ENVELOPE.

  RECORD DATE SHARES
  Please sign EXACTLY as your name(s) appear below. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all parties should sign.

  TRADEMARK KENTUCKY MUNICIPAL
      PROXY VOTING MAIL-IN STUB
  BOND FUND

                          PROPOSAL 1: ELECTION OF TRUSTEES. To withhold authority to vote for a nominee, strike a line through the nominee's name below:
                          ____ FOR all nominees listed below
                          ____ Vote withheld for all nominees listed below
                          ____ FOR all nominees listed below (except as marked to the contrary below)
                             ____ Peter C. Marshall
                             ____ Charles I. Post
                             ____ John S. Randall
                             ____ Frederick W. Ruebeck

                          PROPOSAL 2: APPROVAL OF PROPOSED INVESTMENT
                          ADVISORY CONTRACT.

                          2) FOR ____   AGAINST ____   ABSTAIN ____

  Dated: _______________, 19__

  ___________________________
  ___________________________
  Signature(s) of Shareholders(s)
  TRADEMARK SHORT-INTERMEDIATE GOVERNMENT FUND
  FOR SPECIAL MEETING OF SHAREHOLDERS  MAY 6, 1994

  KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of TRADEMARK FUNDS hereby appoint Marjorie B. Sellers, Mason Douglas, Christina A. Spangler, Scott A. Tretter, Craig Churman and C. Grant Anderson, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares of TRADEMARK FUNDS, which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on May 6, 1994, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 P.M. and at any adjournment thereof.

  Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

  PROPOSALS

       (1)   To elect a new Board of Trustees;

       (2) To approve or disapprove a proposed Investment Advisory Contract between the Trust and Liberty National Bank and Trust Company of Kentucky; and

       (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this card. IF NO CHOICE IS INDICATED FOR ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED.

  PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. PLACE THE MAIL-IN STUB SO THAT THE RETURN ADDRESS, LOCATED ON THE REVERSE SIDE OF THE BALLOT, APPEARS THROUGH THE WINDOW OF THE ENVELOPE.

  RECORD DATE SHARES
  Please sign EXACTLY as your name(s) appear below. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all parties should sign.

  TRADEMARK SHORT-INTERMEDIATE
      PROXY VOTING MAIL-IN STUB
  GOVERNMENT FUND

                          PROPOSAL 1: ELECTION OF TRUSTEES. To withhold authority to vote for a nominee, strike a line through the nominee's name below:
                          ____ FOR all nominees listed below
                          ____ Vote withheld for all nominees listed below
                          ____ FOR all nominees listed below (except as marked to the contrary below)
                             ____ Peter C. Marshall
                             ____ Charles I. Post
                             ____ John S. Randall
                             ____ Frederick W. Ruebeck

                          PROPOSAL 2: APPROVAL OF PROPOSED INVESTMENT
                          ADVISORY CONTRACT.

                          2) FOR ____   AGAINST ____   ABSTAIN ____

  Dated: _______________, 19__

  ___________________________
  ___________________________
  Signature(s) of Shareholders(s)
  TRADEMARK GOVERNMENT INCOME FUND
  FOR SPECIAL MEETING OF SHAREHOLDERS MAY 6, 1994

  KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of TRADEMARK FUNDS hereby appoint Marjorie B. Sellers, Mason Douglas, Christina A. Spangler, Scott A. Tretter, Craig Churman and C. Grant Anderson, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares of TRADEMARK FUNDS, which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on May 6, 1994, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 P.M. and at any adjournment thereof.

  Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

  PROPOSALS

       (1)   To elect a new Board of Trustees;

       (2) To approve or disapprove a proposed Investment Advisory Contract between the Trust and Liberty National Bank and Trust Company of Kentucky; and

       (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this card. IF NO CHOICE IS INDICATED FOR ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED.

  PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. PLACE THE MAIL-IN STUB SO THAT THE RETURN ADDRESS, LOCATED ON THE REVERSE SIDE OF THE BALLOT, APPEARS THROUGH THE WINDOW OF THE ENVELOPE.

  RECORD DATE SHARES
  Please sign EXACTLY as your name(s) appear below. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all parties should sign.

  TRADEMARK GOVERNMENT INCOME FUND
      PROXY VOTING MAIL-IN STUB

                          PROPOSAL 1: ELECTION OF TRUSTEES. To withhold authority to vote for a nominee, strike a line through the nominee's name below:
                          ____ FOR all nominees listed below
                          ____ Vote withheld for all nominees listed below
                          ____ FOR all nominees listed below (except as marked to the contrary below)
                             ____ Peter C. Marshall
                             ____ Charles I. Post
                             ____ John S. Randall
                             ____ Frederick W. Ruebeck

                          PROPOSAL 2: APPROVAL OF PROPOSED INVESTMENT
                          ADVISORY CONTRACT.

                          2) FOR ____   AGAINST ____   ABSTAIN ____

  Dated: _______________, 19__

  ___________________________
  ___________________________
  Signature(s) of Shareholders(s)